MARSHALL FUNDS, INC.

Supplement to Statement of Additional Information dated October 31, 2005

Advisor Class (Class A), Investor Class (Class Y)

and Institutional Class (Class I) Shares

The following paragraph replaces and supercedes the paragraph entitled “Foreign Securities” under the section entitled “SECURITIES DESCRIPTIONS, TECHNIQUES AND RISKS” of the Statement of Additional Information for the Advisor Class, Investor Class and Institutional Class of Shares of Marshall Funds, Inc.

Foreign Securities are equity or fixed income securities that are issued by a corporation or other issuer domiciled outside of the United States that trade on a foreign securities exchange or in a foreign market.

The following information is added to the “Principal Officers” table under the section entitled “WHO MANAGES THE FUNDS” of the Statement of Additional Information for the Advisor Class, Investor Class and Institutional Class of Shares of Marshall Funds, Inc.

Name and Age (as of 8/31/05)	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Daniel Eyre Age: 38	Anti-Money Laundering Compliance Officer	Re-elected by the Board annually; since 2004	Manager, Marshall Investor Services, a division of Marshall & Ilsley Trust Company N.A., since 2004; prior thereto, Programmer and Analyst, Metavante Corporation.

The date of this Supplement is June 19, 2006.

Please file this Supplement with your records.